FORM 8-K



                 SECURITIES AND EXCHANGE COMMISSION

                       Washington, D.C. 20549




                           CURRENT REPORT



               Pursuant to Section 13 or 15(d) of the
                  Securities Exchange Act of 1934

                  Date of Report (Date of Earliest

                  Event Reported): April 30, 1996




                   CHIQUITA BRANDS INTERNATIONAL, INC.
        (Exact name of registrant as specified in its charter)




          New Jersey            1-1550            04-1923360

       (State or other       (Commission         (IRS Employer
       jurisdiction of       File Number)    Identification No.)
        incorporation)



           250 East Fifth Street, Cincinnati, Ohio 45202
              (Address of principal executive offices)



   Registrant's  telephone  number,  including  area  code: (513)
   784-8000

              INFORMATION TO BE INCLUDED IN THE REPORT


   Items 1, 2, 3, 4, 6 and 8 are not applicable and are omitted from this Report.


   Item 5.   Other Events.

        The Company is making this filing in order to place the information contained herein on file with the Securities and Exchange Commission under the Securities Exchange Act of 1934. Reference is made to the Company's April 30, 1996 News Release reporting operating results for the quarter ended March 31, 1996, attached as Exhibit 7(c)99.1.

   Item 7.   Financial Statements and Exhibits.

        (a)  Financial Statements of Businesses Acquired.

             Not Applicable.

        (b)  Pro Forma Financial Information.

             Not applicable.

        (c)  Exhibits

             99.1 News Release  of the  Company issued April  30,
             1996.

                             SIGNATURES


        Pursuant to the requirements  of the Securities  Exchange
   Act of 1934, the Registrant has duly caused this  report to be
   signed  on  its  behalf  by  the   undersigned  hereunto  duly
   authorized.


   Date: April 30, 1996       CHIQUITA BRANDS INTERNATIONAL, INC.
                              By /s/ William A. Tsacalis

                                William A. Tsacalis
                                Vice President and Controller